NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASE HAS BEEN COMMENCED BY THE PROSPECTIVE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE BANKRUPTCY COURT.  IN THE EVENT THAT THE PROSPECTIVE DEBTORS DO FILE CHAPTER 11 CASES, THE PROSPECTIVE DEBTORS EXPECT TO SEEK AN ORDER OF THE BANKRUPTCY COURT, AMONG OTHER THINGS, APPROVING THE BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
:
:
:
In re:	:	Chapter 11
:
HAIGHTS CROSS COMMUNICATIONS, INC., et	:	Case No. 09 – ________ (____)
al.,	:
	:	(Joint Administration
Prospective Debtors.	:	Requested)
:
:
:
x

BALLOT FOR ACCEPTING OR REJECTING THE PROSPECTIVE DEBTORS’
PREPACKAGED JOINT PLAN OF REORGANIZATION
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

BALLOT FOR VOTING HOLDERS OF SENIOR NOTE CLAIMS
(CLASS 4 SENIOR NOTES)
11 ¾% Senior Notes Due 2011
CUSIP #  40521WAC9

If you are, as of December 4, 2009, a beneficial holder of a Senior Note Claim,* please use this Ballot to cast your vote to accept or reject the Joint Prepackaged Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by the Prospective Debtors.  The Plan is attached as Exhibit A to the Disclosure Statement, which accompanies this Ballot.  Subsequent to the solicitation, the Prospective Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

* Any capitalized term not defined herein shall have the meaning ascribed to such term in the Plan.

Side 1 of 5

IMPORTANT

You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim or claims under the Plan. Senior Note Claims have been placed in Class 4 under the Plan. If you hold more than one claim against the Prospective Debtors, you will receive a Ballot for each claim you are entitled to vote.

VOTING DEADLINE: 11:59 P. M. NEW YORK CITY TIME ON JANUARY 4, 2010.

If your vote is not received by the Prospective Debtors’ Voting Agent, Globic Advisors, Inc., on or before the Voting Deadline and such deadline is not extended, your vote will not count as an acceptance or rejection of the Plan. In order for your Nominee to validate your vote by completing a Master Ballot on your behalf, you must mail your completed Ballot to your Nominee and allow sufficient time for your Nominee to receive your Ballot, complete the Master Ballot and submit the Master Ballot so that it is received by the voting agent before the Voting Deadline.

If the Plan is confirmed by the Bankruptcy Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote.  If you are a Plan Support Party, your rights with respect to withdrawal will be governed by the Plan Support Agreement.  This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE
▪	COMPLETE ITEMS 1 AND 2 BELOW.
▪	REVIEW AND COMPLETE ITEM 3, IF APPLICABLE TO YOU.
▪	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 4.
▪	SIGN THE BALLOT.
▪
RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE ENCLOSED HEREWITH SO THAT IT IS RECEIVED  ON OR BEFORE THE VOTING DEADLINE (if your Nominee is completing a Master Ballot on your behalf, you must mail your completed Ballot to your Nominee and allow sufficient time for your Nominee to receive your Ballot, complete the Master Ballot and submit the Master Ballot so that it is received by the voting agent on or before the Voting Deadline.).

▪	YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIM REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.
▪
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

Side 2 of 5

Item 1.   Amount of Claim Voted. The undersigned certifies that as of December 4, 2009, the undersigned held a claim against the Prospective Debtors in the following unpaid amount reflected below.

11 ¾% Senior Notes due 2011, CUSIP: 40521WAC9

Principal Amount of Senior Notes.	$

Item 2.    Class 4 Vote.

Vote to “Accept” or “Reject” (check one) for the Senior Notes that you own.

ACCEPTS (votes FOR) the Plan.	☐

REJECTS (votes AGAINST) the Plan.	☐

By voting on the Plan, you will be deemed to have consented to the submission of a Master Ballot to the voting agent and the Prospective Debtors or their agents by your Nominee, where applicable.

Item 3.  Certification As To Senior Notes Held In Additional Accounts.  By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Senior Note Claims held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Senior Note Claims for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED
CLASS 4 BALLOTS OTHER THAN THIS BALLOT

Name of Holder[1]	Account Number	Principal Amount Of Other Senior Notes Voted
$
$
$

(please use additional sheets of paper if necessary)

[1]	Insert your name if the Senior Notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

Side 3 of 5

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

Item 4.   Certification.  By returning this Ballot, the holder of the Claim identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Claim described in Item 1 as of December 4, 2009; (c) it has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement and Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this Ballot as a direction to include its Claim as a Senior Note Claim on the Master Ballot and (f) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name of Holder:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Bank or Broker with Custody of My Senior Notes:

Bank/Broker DTC Number:

Signature:

Print Name:

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

Email Address:

Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Interest, an assertion of a Claim or Equity Interest, or the allowance of a Claim or Equity Interest.

Side 4 of 5

THE VOTING DEADLINE IS 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 4, 2010, UNLESS SUCH TIME IS EXTENDED.  IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE.  IF YOU ARE A HOLDER OF SENIOR NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, GLOBIC ADVISORS, INC., ONE LIBERTY PLAZA, 23RD FLOOR, NEW YORK, NY 10006 ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, GLOBIC ADVISORS, INC., AT 1-800-974-5771.

Side 5 of 5

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS MASTER BALLOT. IMPORTANT:  NO CHAPTER 11 CASE HAS BEEN COMMENCED BY THE PROSPECTIVE DEBTORS AT THIS TIME.  THIS MASTER BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE BANKRUPTCY COURT.  IN THE EVENT THAT THE PROSPECTIVE DEBTORS DO FILE CHAPTER 11 CASES, THE PROSPECTIVE DEBTORS EXPECT TO SEEK AN ORDER OF THE BANKRUPTCY COURT, AMONG OTHER THINGS, APPROVING THE MASTER BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
:
:
:
In re:	:	Chapter 11
:
HAIGHTS CROSS COMMUNICATIONS, INC., et	:	Case No. 09 – ________ (____)
al.,	:
	:	(Joint Administration
Prospective Debtors.	:	Requested)
:
:
:
x

MASTER BALLOT – FOR NOMINEES ONLY

MASTER BALLOT FOR ACCEPTING OR REJECTING
THE PROSPECTIVE DEBTORS’
PREPACKAGED JOINT PLAN OF REORGANIZATION
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

MASTER BALLOT FOR VOTING HOLDERS
OF SENIOR NOTE CLAIMS
(CLASS 4 SENIOR NOTES)
11 ¾% Senior Notes Due 2011
CUSIP #  40521WAC9

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee”), for beneficial owners of the Senior Note Claims* (“Beneficial Owners”).  This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”) on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners. The Plan is attached as Exhibit A to the Disclosure Statement, which accompanies this Master Ballot. Subsequent to the solicitation, the Prospective Debtors intend to commence cases under chapter 11 of the Bankruptcy Code. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

* Any capitalized term not defined herein shall have the meaning ascribed to such term in the Plan.

Side 1 of 6

IMPORTANT

Beneficial Owners for which you are the Nominee should review the Disclosure Statement and the Plan before voting. Such Beneficial Owners may wish to seek legal advice concerning the Plan and the classification and treatment of their claim or claims under the Plan. Senior Note Claims have been placed in Class 4 under the Plan. If Beneficial Owners hold more than one claim against the Prospective Debtors, they will receive a Ballot for each claim they are entitled to vote.

VOTING DEADLINE: 11:59 P. M. NEW YORK CITY TIME ON JANUARY 4, 2010.

If a Beneficial Owner’s vote is not received by the Prospective Debtors’ voting agent, Globic Advisors, Inc., on or before the Voting Deadline and such deadline is not extended, the vote will not count as an acceptance or rejection of the Plan.

Ballots will be accepted by facsimile transmission or by electronic mail (subject to subsequent overnight delivery of the original ballot).

If the Plan is confirmed by the Bankruptcy Court, it will be binding on you and the Beneficial Owners for which you are the Nominee whether or not you vote.

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

▪	COMPLETE ITEM 1, ITEM 2 AND ITEM 3 BELOW, TO THE EXTENT APPLICABLE.
▪	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.
▪	SIGN THE MASTER BALLOT.
▪	RETURN THE MASTER BALLOT SO THAT IT IS RECEIVED ON OR BEFORE THE VOTING DEADLINE. EMAIL AND FAX SUBMISSIONS ARE ACCEPTABLE.
▪	YOU MUST VOTE THE FULL AMOUNT OF EACH CLAIM REPRESENTED BY THIS MASTER BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND YOU MAY NOT SPLIT THE VOTE WITH RESPECT TO SUCH CLAIM.
▪
ANY CLAIM REPRESENTED BY THIS MASTER BALLOT THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED, WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

Side 2 of 6

Item 1. Certification of Authority to Vote. The undersigned certifies that as of the December 4, 2009 Voting Record Date, the undersigned (check the applicable box below):

☐	Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below, and is the registered holder of such Claims; or

☐
Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; or

☐
Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Claims listed in Item 2 below.

Item 2.  Vote on Plan. The undersigned transmits the following votes and proxies of Beneficial Owners of the Senior Note Claims and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of such Claims as of the December 4, 2009 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Your Customer	Principal Amount		Principal Amount
Account Number for Each	of Claims Voted to		of Claims Voted to
Beneficial Owner	ACCEPT the Plan		REJECT the Plan
1.	$	OR	$
2.	$	OR	$
3.	$	OR	$
4.	$	OR	$
5.	$	OR	$
6.	$	OR	$
7.	$	OR	$
8.	$	OR	$
9.	$	OR	$
10.	$	OR	$
TOTALS	$		$

	Number of Owners: _______		Number of Owners: _______

YOUR RECEIPT OF THIS MASTER BALLOT DOES NOT SIGNIFY THAT ANY CLAIMS OF BENEFICIAL OWNERS FOR WHICH YOU ARE THE NOMINEE HAVE BEEN OR WILL BE ALLOWED.

Side 3 of 6

Item 3.  Additional Ballots Submitted by Beneficial Owners.  The undersigned certifies that it has accurately transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the Individual Ballots:

TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT
Your Customer Account Number For Each		Account	Principal Amount of Other Senior Notes
Beneficial Owner	Name Of Holder	Number	Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$
7.			$
8.			$
9.			$
10.			$

Side 4 of 6

Item 4.  Certification.  By returning this Master Ballot, the undersigned certifies that (a) it has been authorized by each Beneficial Owner to vote to on the Plan in the manner indicated on this Master Ballot, (b) it will retain the Individual Ballots returned by the Beneficial Owners identified in Item 2 above for at least one year after the Voting Deadline (or such other date as may be set by Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Prospective Debtors, Globic Advisors, Inc., the Prospective Debtors’ voting agent, the Informal Committee of Senior Notes or any other appropriate party if so required, and (c) each Beneficial Owner of the Claims listed in Item 2 above has certified that it (i) is the holder of such Claims and (ii) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all of the terms and conditions set forth in the Disclosure Statement and Plan.

Name of Broker, Bank or Other Nominee:
(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

Participant Number (if applicable):

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:

Print Name:

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

Email Address:

Date Completed:

Please validate this Master Ballot by placing your unique Medallion Stamp here:

This Master Ballot shall not constitute or be deemed a proof of Claim or Equity Interest, an assertion of a Claim or Equity Interest, or the allowance of a Claim or Equity Interest.

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, GLOBIC ADVISORS, INC., ONE LIBERTY PLAZA, 23RD FLOOR, NEW YORK, NY 10006, BY 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 4, 2010, OR THE VOTES CONTAINED HEREIN WILL NOT BE COUNTED.

THE VOTING AGENT WILL ACCEPT EMAIL AND FACSIMILE COPIES OF MASTER BALLOTS ON JANUARY 4, 2010, WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER.  DELIVERY CAN BE MADE TO RSTEVENS@GLOBIC.COM VIA EMAIL OR 212-271-3252 VIA FACSIMILE.

Side 5 of 6

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A MASTER BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, GLOBIC ADVISORS, INC. AT 212-201-5346 (CONTACT: ROBERT STEVENS, RSTEVENS@GLOBIC.COM, FAX: 212-271-3252).

Side 6 of 6